Exhibit 10.4

SECURITY AGREEMENT

This SECURITY AGREEMENT (the "Agreement") is made and entered into this 14th day of March, 2016 by and between the STATE OF CONNECTICUT acting by and through its DEPARTMENT OF ECONOMIC AND COMMUNITY DEVELOPMENT, having an office and principal place of business located at 505 Hudson Street, Hartford, Connecticut 06106 (the "Secured Party") and VERMILLION INC, a Delaware corporation with  an office and principal place of business located at  12117 Bee Caves Road, Building III, Suite 100, Austin, TX 78738 (the "Debtor").

WITNESSETH:

WHEREAS, the Secured Party has agreed to extend to Debtor certain Financial Assistance under the Economic Development and Manufacturing Assistance Act in the form of a loan in an amount not to exceed FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) (the “Loan” or the "Financial Assistance"); and

WHEREAS, the terms and conditions of the Financial Assistance are set forth in a certain Assistance Agreement of even date herewith by and between Secured Party and Debtor (the "Assistance Agreement"); and

WHEREAS, as a condition precedent to the extension of the Financial Assistance, Secured Party requires Debtor to provide a security interest in certain of its personal property as security for the payment and performance of Debtor's obligations under the Assistance Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the covenants set forth herein, the Secured Party and the Debtor hereby agree as follows:

ARTICLE I

COLLATERAL

Section 1.1.  Grant of Security Interest.  As security for the payment and performance of the Obligations (as hereinafter defined), the Debtor hereby grants to the Secured Party a continuing security interest in the property of the Debtor listed and described in Schedule A attached hereto (the "Collateral").

Section 1.2.  Definitions.  All capitalized terms not otherwise defined herein, including Schedule A attached hereto, shall have the meanings ascribed to such terms in Article 9 of the Uniform Commercial Code as from time to time in effect in the State of Connecticut (“UCC”).

ARTICLE II

OBLIGATIONS SECURED

Section 2.1.  Obligations Secured.  The Collateral and the power of collection pertaining thereto shall secure the payment and performance of any and all obligations of the Debtor to the Secured Party under the Assistance Agreement, including, without limitation, the Debtor's obligation to repay the Financial Assistance, plus accrued and unpaid interest thereon, together with all commercially reasonably fees, expenses, commissions, charges, penalties, and other amounts paid or incurred by the Secured Party in connection therewith,  (collectively, the "Obligations").

ARTICLE III

DUTIES OF THE DEBTOR REGARDING COLLATERAL

Section 3.1.  Duties of the Debtor Regarding Collateral.  At all times hereafter the Debtor agrees that it shall:

(a)  Preserve the Collateral in good condition and order and not permit it to be abused or misused;

(b)  Maintain good and complete title to the Collateral;

(c)  Keep the Collateral free and clear at all times of all other security interests, liens, or encumbrances of any kind, including, without limitation, any lien arising as a result of the Debtor's failure to pay any and all taxes or governmental assessments or charges of any kind whatsoever except as otherwise permitted by the Secured Party;

(d)  Except as otherwise expressly provided herein, refrain from selling, assigning or otherwise disposing of any of the Collateral (except in the ordinary course of Debtor's business) or moving or removing any of the Collateral without the prior written consent of the Secured Party, or until all of the Obligations have been paid or performed in full;

(e)  Promptly provide to the Secured Party such financial statements, reports, lists and schedules related to the Collateral and any other information relating to the Collateral as the Secured Party from time to time may reasonably request;

(f)  Permit the Secured Party to inspect all books and records of the Debtor relating to the Collateral at such times, upon such notice and as often as the Secured Party may reasonably request;

(g)  Notify the Secured Party of any material change in any fact or circumstance warranted or represented by the Debtor herein or furnished in connection herewith to the Secured Party or if any Event of Default (as defined herein) occurs;

(h)  Keep the Collateral insured against fire and other risks; and

(i)  Deliver a certificate of insurance for the Collateral to the Secured Party upon the request of the Secured Party.

(j)  Do whatever the Secured Party may request from time to time by way of obtaining, executing, delivering and filing financing statements, assignments, landlord's or mortgagee's waivers, and other notices and amendments and renewals thereof, and the Debtor will take any and all steps and observe such formalities as the Secured Party may request in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral, except as permitted by the Assistance Agreement.  The Secured Party is authorized to file financing statements without the signature of the Debtor and to execute and file such financing statements on behalf of the Debtor as specified by the UCC to perfect or maintain the Secured Party's security interest in all of the Collateral. All commercially reasonable charges, expenses and fees the Secured Party may incur in filing any of the foregoing, together with reasonable costs and expenses of any lien search required by the Secured Party, and any taxes relating thereto, shall be charged to the Debtor and added to the Obligations.

(k) Execute that certain Patent Security Agreement with respect to all the patents of the Debtor, a copy of which will be filed with the U.S. Patent and Trademark Office.

Section 3.2.  Negative Covenants of the Debtor.  The Debtor covenants and agrees that at all times hereafter the Debtor shall not:

(a)  Merge into or consolidate with or into any corporation or other entity, convert into any other entity or transfer to or domesticate in any jurisdiction other than the jurisdiction set forth in Section 6.1 (a) of this Agreement;

(b)  Sell, lease, license or otherwise dispose of any of its assets, except for sales of inventory in the ordinary course of business;

(c)  Change its corporate name, identity or structure, or conduct its business under any trade name or style other than as set forth in this Agreement;

(d)  Permit to incur or suffer any loss, theft, substantial damage or destruction of any of the Collateral which is not immediately replaced with Collateral of equal or greater value, or which is not fully covered by insurance, the proceeds of which shall have been endorsed over to Secured Party;

(e)  Fail to preserve and maintain its entity existence in the jurisdiction of its incorporation, organization or formation; or

(f)  File any UCC-3 termination statement affecting any UCC-1 Financing Statement in favor of the Secured Party.

ARTICLE IV

DEFAULT

Section 4.1.  Defined.  The occurrence of any of the following events shall constitute a default under this Agreement (an "Event of Default"):

(a)  The failure of the Debtor to perform or comply with any act, duty, covenant or obligation required to be performed under this Agreement;

(b)  The failure of the Debtor to make payments as required pursuant to the Assistance Agreement or the default by the Debtor of its obligations under the Assistance Agreement.

(c)  If any of the representations or warranties of the Debtor set forth in Section 6.1.of this Agreement shall prove to be incorrect in any material respect;

(d)  If any material portion of the Collateral shall be damaged, destroyed or otherwise lost and such damage, destruction or loss is not covered by insurance.

ARTICLE V

REMEDIES

Section 5.1.  Rights and Remedies Upon Default.  If an Event of Default shall have occurred hereunder or under the Assistance Agreement, the Secured Party may, at its sole option, without notice or demand, declare the Obligations to be immediately due and payable. As to any Collateral, the Secured Party shall have the rights and remedies of any secured creditor under the UCC or under any other applicable law as in effect, from time to time, in Connecticut including, without limitation, the right to take possession of the Collateral, and in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom and the right to occupy the Debtor’s premises for the purposes of liquidating Collateral, including without limitation, conducting an auction thereon.  The Secured Party may require the Debtor to make the Collateral (to the extent the same is moveable) available to the Secured Party at a place to be designated by the Secured Party.  The Secured Party may, at its option, sell the Collateral on credit, and furthermore may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like, which shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor at least five (5) days' prior written notice at the address of the Debtor set forth in Section 8.10 hereof (or at such other address or addresses as the Debtor shall specify in writing to the Secured Party) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the UCC) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all commercially reasonable costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable attorneys' fees) and all other reasonable charges against the Collateral, the residue of the Proceeds of any such sale or disposition shall be applied to the payment of the Obligations in such order of priority as Secured Party shall determine and any surplus shall be returned to the Debtor or to any person or party lawfully entitled thereto. In the event the Proceeds of any sale, lease or other disposition of the Collateral hereunder, including without limitation, the Proceeds from the collection of Accounts, are insufficient to pay all of the Obligations in full, the Debtor will be liable for the deficiency, together with interest thereon, as set forth in the Assistance Agreement, and at the reasonable costs and expenses of collection of such deficiency, including (to the extent permitted by law) without limitation, attorneys' fees, expenses and disbursements.

Section 5.2Right of Secured Party to Use and Operate Collateral, Etc. Upon the occurrence of any Event of Default, Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Debtor and all persons claiming under the Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Secured Party without obligation to do so, may, from time to time, at the expense of the Debtor, make all such repairs, replacements, alterations, additions and improvements to the Collateral as the Secured Party may deem proper. The Debtor hereby expressly waives any obligation of the Secured Party to process and/or prepare any Collateral prior to any sale or other disposition thereof.  Upon any taking of possession of all or any part of the Collateral, the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Debtor in respect thereto as Secured Party shall reasonably deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as Secured Party may see fit; and Secured Party shall be entitled to collect and receive all issues, profits, fees, revenues and other income of the same and every part thereof. Such issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and attorneys' fees). The remainder of such issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in such order of priority as the Secured Party shall reasonably determine. Without limiting the generality of the foregoing, the Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Debtor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payment of the Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

Section 5.3Collection of Accounts Receivable, Etc. At any time after default, the Secured Party shall have the right to require the Debtor to and the Debtor shall, upon written notice from the Secured Party:

(a)Make collections of Proceeds upon its Accounts, hold the Proceeds received from collections in trust for the Secured Party and turn over such Proceeds to the Secured Party daily in the exact form in which they are received, together with a collection report in form satisfactory to the Secured Party.  The Secured Party shall immediately apply, subject to collection, such Proceeds and any Proceeds of Accounts received by it pursuant to the following provisions of this Section 5.3, to the payment of the Obligations in such order of priority as the Secured Party shall determine;

(b)Assign or endorse the Accounts to the Secured Party, and notify account debtors that the Accounts have been assigned and should be paid directly to the Secured Party;

(c)Turn over to the Secured Party all Inventory returned in connection with any of the Accounts;

(d)Mark or stamp each of its individual ledger sheets or cards pertaining to its Accounts with the legend “Assigned to the State of Connecticut Department of Economic and Community Development,” and stamp or otherwise mark and keep its books, records, documents and instruments relating to the Accounts in such manner as the Secured Party may require; and

(e)Mark or stamp all invoices with a legend satisfactory to the Secured Party so as to indicate that the same should be paid directly to the Secured Party.

Notwithstanding the foregoing, the Secured Party shall have the right, at any time after the occurrence of an Event of Default, to itself so notify such account debtors to make such payments of the Accounts directly to the Secured Party and the Secured Party shall have the further right to notify the post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open and dispose of all mail addressed to Debtor. For the purposes of this Section 5.3, the Debtor hereby irrevocably constitutes the Secured Party as the Debtor 's attorney-in-fact to issue in the name and execute or endorse on behalf of Debtor each and every notice, instrument and document necessary to carry out the purposes of the provisions of this Section 5.3, and to take such action in connection with the collection of the Accounts, including without limitation, suing thereon, compromising or adjusting the same, as Secured party, in its sole discretion, deems necessary. The power of attorney granted hereby shall be self-executing, but Debtor shall promptly execute and deliver to Secured Party, upon written request of Secured Party, such additional separate powers of attorney as Secured Party may from time to time request.

ARTICLE VI

WARRANTIES

Section 6.1.  Warranties.  The Debtor represents and warrants:

(a)  That the Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (“Debtor’s State”) and has all requisite power and authority to own and operate its properties and to carry on its business as now being conducted.  The Debtor is not organized under the laws of any jurisdiction other than the Debtor’s State.  The Debtor is authorized to conduct business in the State of Connecticut.

(b)  That the Debtor is the owner of and has good and marketable title to the Collateral secured hereby;

(c)  That the Debtor has not granted, nor will the Debtor grant a security interest in the Collateral to any other individual or entity and that such Collateral is free and clear of any mortgage, pledge, lease, trust, bailment, lien, security interest, encumbrance, charge or other arrangement except as shown on Schedule B attached hereto;

(d)  That the Debtor has the authority and capacity to perform its obligations hereunder; and

(e)  That the Debtor's true and correct name, any tradename(s) under which the Debtor conducts its business, its chief executive office, its place(s) of business, and the location(s) of the Collateral or records relating to the collateral are set forth on Schedule C attached hereto and incorporated herein by this reference.

ARTICLE VII

WAIVERS

Section 7.1.  Waivers.  The Debtor waives any right to require the Secured Party to (a) proceed against any person, including the Debtor or any guarantor; (b) proceed against any other collateral under any other agreement; and (c) pursue any other remedy in the Secured Party's power.

ARTICLE VIII

MISCELLANEOUS

Section 8.1.  Attorney‑in‑Fact.  The Debtor appoints the Secured Party as its true attorney‑in‑fact to perform any of the following powers, which shall be irrevocable until termination of this Agreement and may be exercised, from time to time, by the Secured Party's officers and employees or any of them in the event of a default hereunder or under the Assistance Agreement: (i) to perform any obligation of the Debtor hereunder in the Debtor's name or otherwise; (ii) to liquidate any time deposit held hereunder as Collateral prior to the maturity date of such time deposit(s) and to apply proceeds thereof to payment of the Obligations, notwithstanding the fact that such liquidation may give rise to Federal penalties for early withdrawal of funds from a time deposit; (iii) to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral, to accept other property in exchange for the Collateral, and to do and perform such acts and things as the Secured Party may deem proper, and any money or property received in exchange for the Collateral may be applied to the Obligations to the Secured Party or held by the

Secured Party under this Agreement; (v) to make any compromise or settlement which the Secured Party deems desirable or proper in respect of the Collateral; and (vi) to insure, process and preserve the Collateral.

Section 8.2Perfection by Filing.  The Secured Party may at any time and from time to time, at Debtor’s expense, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Debtor or words of similar effect and which contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Debtor is an organization, the type of organization and any tax and/or organization identification number issued to the Debtor.  The Debtor agrees to furnish any such information to the Secured Party promptly upon reasonable request.  Any such financing statements, continuation statements or amendments may be signed, if so required, by the Secured Party on behalf of the Debtor, and may be filed at any time in any jurisdiction as necessary.  The Debtor hereby irrevocably appoints the Secured Party, through any of its chosen agents or designees, as Debtor’s attorney-in-fact, coupled with an interest, for the purposes hereof.

Section 8.3Other Perfection, etc.  The Debtor shall at any time and from time to time, at Debtor’s expense, take such steps as the Secured Party may reasonably request for the Secured Party (a) to obtain an acknowledgement, in form and substance satisfactory to the Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Secured Party, (b) to obtain “control” of any Investment Property, Deposit Accounts, Letter-Of-Credit Rights or electronic Chattel Paper (as such terms are defined in the UCC), with any agreements establishing control to be in form and substance satisfactory to the Secured Party, (c) to obtain possession of all or any portion of the Collateral in order to perfect its security interest therein in addition to the filing of a financing statement, and (d) otherwise to insure the continued perfection and priority of the Secured Party’s security interest in any of the Collateral and of the preservation of its rights therein.

Section 8.4.Application of Payments.  To the extent that the Debtor uses the proceeds of the Financial Assistance secured hereby to purchase any Collateral, the Debtor’s repayment shall be applied on a “first-in-first-out” basis so that the portion of said Financial Assistance used to purchase a particular item of Collateral shall be paid in the chronological order Debtor purchased such Collateral.

Section 8.5.  Expenses.  The Debtor shall be liable to pay, five (5) days following demand, all costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Secured Party in administering, enforcing, collecting or realizing upon any of the Obligations of the Collateral or in taking any action necessary to preserve and protect the Secured Party's security interest in the Collateral, and all expenses in connection with the establishment of this Agreement.

Section 8.6.  Commercial Transaction.  DEBTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903(A) OF THE CONNECTICUT GENERAL STATUTES OR AS MAY OTHERWISE BE REQUIRED BY ANY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE SECURED PARTY MAY SEEK OR BE PERMITTED TO USE.

Section 8.7  Waiver of Jury Trial.  DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF ITS RIGHTS AND REMEDIES.  DEBTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEY.

Section 8.8.  Governing Law.  It is intention of the parties and it being expressly understood that this Agreement and the rights hereto are expressly governed by and are to be enforced in accordance with the laws of the State of Connecticut (but not its conflicts of law provisions), except to the extent that the UCC provides for the application of the law of the Debtor’s State.

Section 8.9.  Bind and Inure.  All rights and remedies of the parties under this Agreement and in connection with the Collateral shall inure to any assignee or successor of the Secured Party.  All obligations of the Debtor shall bind its successors and assigns.

Section 8.10.  Notices.  All notices, requests or demand to or upon a party to this Agreement shall be given or made by the other party hereto, written notice mailed postage prepaid, return receipt requested, to such party at the address set forth below.

If to the Secured Party:

Department of Economic and Community Development

505 Hudson Street

Hartford, CT  06106

Attn: Commissioner

If to the Debtor:

Vermillion, Inc.

           35 Nutmeg Drive, Suite 260

           Trumbull, CT 06611

           Attention: Chief Financial Officer

No other method of giving any notice, request or demand is hereby precluded, provided, that notice shall not be deemed given to such party until such notice is actually received at the address of the such party.

IN WITNESS WHEREOF, the Debtor and the Secured Party have duly made and entered into this Agreement as of the day and year first written above.

Signed, Sealed and DeliveredDEBTOR:

in the Presence of:VERMILLION, INC.

/s/Christopher M. McKeon___________By:_/s/ Valerie B. Palmieri________________

Christopher M. McKeonName: Valerie B.. Palmieri

Title:   President and CEO

Duly Authorized

Dated: 3/14/16____________________

SECURED PARTY:

STATE OF CONNECTICUT

DEPARTMENT OF ECONOMIC

AND COMMUNITY DEVELOPMENT

/s/ Tracey RooslundBy:_Catherine H. Smith_________________

T RooslundName:  Catherine H. Smith

Title:  Commissioner

/s/ Patricia Gillanders_________________ Duly Authorized

Patricia Gillanders

Dated: 3/22/16_______________________________

STATE OF CONNECTICUT)

)  at  Trumbull

COUNTY OF FAIRFIELD)

Before me, the undersigned, this 14th_ day of March, 2016 personally appeared Valerie B. Palmieri, known to me to be the President and CEO of Vermillion, Inc., a corporation, and that she, as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be her free act and deed as such officer, and the free act and deed of said corporation.

In Witness Whereof, I hereunto set my hand.

/s/ Christopher M. McKeon_____________________

Commissioner of the Superior Court

~~Notary Public/My Commission Expires~~:

Christopher M. McKeon

STATE OF CONNECTICUT)

)  at Hartford

COUNTY OF HARTFORD_)

On this the _22_ day of __March__, 2016, before me, the undersigned, personally appeared CATHERINE H. SMITH, who acknowledged herself to be the Commissioner of the Department of Economic and Community Development and that she, as such Commissioner, being authorized so to do, executed the foregoing instrument for the purposes therein contained as her free act and deed and the free act and deed of the Department of Economic and Community Development by signing the name of the Department of Economic and Community Development by herself as such Commissioner.

In Witness Whereof I hereunto set my hand.

/s/ Tracey H. Rooslund_________________________

Commissioner of the Superior Court

Notary Public/My Commission Expires:

TRACEY H. ROOSLUND

Notary Public, State of Connecticut

My Commission Expires November 30, 2016

SCHEDULE A

Qty.Description

1  HP 42U 600x1075mm Enterprise Shock Rack

1BW904A 001 HP Factory Express Base Racking Service

1  HP BLc7000 CTO 3 IN LCD Plat Enclosure

1E5Y41A HP OV 3yr 24x7 Encl FIO Phys 16 Svr Lic

2  HP BL460c Gen9 10Gb/20Gb FLB CTO Blade

2  HP BL460c Gen9 E5-2695v3 FIO Kit

2  HP BL460c Gen9 E5-2695v3 Kit

32 HP 16GB 2Rx4 PC4-2133P-R Kit

2  HP FlexFabric 20Gb 2P 650FLB FIO Adptr

2  HP Smart Array P244br/1G FIO Controller

2  HP Dual 8GB microSD EM USB Kit

4BD715A VMw vSphere EntPlus 1P 3yr SW

1  HP BL460c Gen9 10Gb/20Gb FLB CTO Blade

1  HP BL460c Gen9 E5-2695v3 FIO Kit

1  HP BL460c Gen9 E5-2695v3 Kit

16 HP 16GB 2Rx4 PC4-2133P-R Kit

1  HP FlexFabric 20Gb 2P 650FLB FIO Adptr

1  HP Smart Array P244br/1G FIO Controller

1  HP Dual 8GB microSD EM USB Kit

1  BD725A VMw vCntr Srv Std 3yr SW

2  BD715A VMw vSphere EntPlus 1P 3yr SW

2  HP BLc VC FlexFabric 10Gb/24-port Opt

4  HP 8Gb Short Wave B-Series SFP+ 1 Pack

6  HP 2650W Plat Ht Plg Pwr Supply Kit

6  HP BLc Encl Single Fan Option

1  HP BLc7000 DDR2 Encl Mgmt Option

1  HP BLc7000 10K Rack Ship Brkt Opt Kit

1  HP BLc 1PH Intelligent Power Mod FIO Opt

1  H7J34A3 7FX HP c7000 Enclosure Support

3  H7J34A3 TT8 HP BL460c Gen9 Server Blade Support

2  HP R5000 3U L630 High Voltage NA/JP UPS

2  HP R5 and 7KVA 3U Ext Runtm Mod Kit

1  HP Rack Front Door Cover Kit

1  HP 600mm Rack Stabilizer Kit

1  HP Air Flow Optimization Kit

1  HP 42U 1075mm Side Panel Kit

3  HP Intelligent Mod PDU 24a Na/Jpn Kit

8  HP BLc 10G SFP+ SFP+ 7m DAC Cable

5  HF386A1 HP CP Svc for VMware Training

1  HA124A1 56H HP Startup BladSys c7000 Encd Ntwk SVC

1  HP DL360 Gen9 8SFF CTO Server

1  HP DL360 Gen9 E5-2630v3 FIO Kit

1  HP 16GB 2Rx4 PC4-2133P-R Kit

SCHEDULE A

CONTINUED

8  HP 1TB 12G SAS 7.2K 2.5in 512e SC HDD

1  HP DL360 Gen9 SFF P440/H240 SAS Cables

1HP Smart Array P440/4G FIO Controller

1  HP 1U SFF Easy Install Rail Kit

2  HP 500W FS Plat Ht Plg Pwr Supply Kit

1  H1K92A3 TT5 HP ProLiant DL360 Gen9 Support

1  HP StoreEasy 1450 16TB SATA Strg

1  H1K92A3 SQ4 HP StoreEasy 1450 Support

1  HP 800W/900W Gold AC Power Input Module

1  HP 3PAR StoreServ 8200 2N Fld Int Base

4  HP 3PAR 8000 1.2TB SAS 10K SFF HDD

4  HP 3PAR 8000 480GB SAS cMLC SFF SSD

1  L7B45A HP 3PAR 8200 OS Suite Base LTU

48 L7B46A HP 3PAR 8200 OS Suite Drive LTU

1  L7B47A HP 3PAR 8200 Data Opt St v2 Base LTU

48 L7B48A HP 3PAR 8200 Data Opt St v2 Drive LTU

2  HP 3PAR 8000 SFF(2.5in) Fld Int Drv Encl

8  HP 3PAR 8000 1.2TB SAS 10K SFF HDD

4  HP 3PAR 8000 480GB SAS cMLC SFF SSD

1  HP 3PAR 8000 SFF(2.5in) Fld Int Drv Encl

4  HP 3PAR 8000 1.2TB SAS 10K SFF HDD

4  HP 3PAR 8000 480GB SAS cMLC SFF SSD

1 HA114A1 5XU HP Startup 3PAR 8200 2N Fld Int Base SVC

3  HA114A1 5XZ HP Startup 3PAR 8000 Fld Int Drv Enc SVC

1  BD362AAE HP 3PAR StoreServ Mgmt/Core SW E-Media

1  BD363AAE HP 3PAR OS Suite Latest E-Media

1  H1K92A3 YT8 HP 3PAR StoreServ 8200 2N Base Supp

3  H1K92A3 YTJ HP 3PAR 8000 Drive Encl Supp

16H1K92A3 YTV HP 3PAR 8000 1.2TB 10K SFF HDD Supp

12H1K92A3 YTZ HP 3PAR 8000 480GB cMLC SFF SSD Supp

1  H1K92A3 YUA HP 3PAR 8200 OS Suite Base Supp

48 H1K92A3 YUB HP 3PAR 8200 OS Suite Drive Supp

1  H1K92A3 YUC HP 3PAR 8200 Data Opt St v2 Base Supp

48 H1K92A3 YUD HP 3PAR 8200 Data Opt St v2 Drive Supp

4  HP Premier Flex LC/LC OM4 2f 5m Cbl

5  HF383A1 HP CP Svc for Storage Training

2  HP HI 5500-48G-4SFP w/2 Intf Slts Switch

2  HP X240 10G SFP+ SFP+ 0.65m DAC Cable

4  HP 5500/5120 2-port 10GbE SFP+ Module

4  HP 5500 150WAC Power Supply

6  V-VBRENT-VS-P0000-00 Veeam Backup & Replication Enterprise for VMware

6  V-VBRENT-VS-P024Y-00 24/7 maintenance uplift, Veeam Backup & Replication Ent

[Schedule A Continued on Next Page]

SCHEDULE A

CONTINUED

SCHEDULE A

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PATENTS

COUNTRY	STATUS	TITLE	APPLICATION #	DATE FILED	PATENT #	TIER	NOTES
Australia	Issued	OVARIAN CANCER BIOMARKERS	2006261904	Jun 23, 2006	2006261904	1	OVA1
Australia	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	2012220896	Feb 14, 2012		1	OVA2
Australia	Pending	OVARIAN CANCER BIOMARKERS	2015210343	Jun 23, 2006		1	OVA1/2
Australia	Issued	OVARIAN CANCER BIOMARKERS	2012216473	Jun 23, 2006	2012216473	2	ApoA1, HE4, transthyretin
Australia	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	2011316844	Oct 21, 2011		1	OVA1
Brazil	Published	PREDICTIVE MARKERS FOR OVARIAN CANCER	PI0813002.7	Jun 30, 2008		1	Correlogic
Canada	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	2,828,119	Feb 14, 2012		2	Correlogic
Canada	Pending	BIOMARKERS FOR OVARIAN CANCER	2,611,173	Jun 23, 2006		2	Correlogic
Canada	Pending	PREDICTIVE MARKERS FOR OVARIAN CANCER	2,691,980	Jun 30, 2008		2	Correlogic
Canada	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	2,818,593	Oct 21, 2011		1	OVA1
China	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	201280010293.0	Feb 14, 2012		2	Correlogic
European Patent Office	Issued	BIOMARKERS FOR OVARIAN CANCER	06773938.3	Jun 23, 2006	1910821	2	Hepcidin
European Patent Office	Pending	OVARIAN CANCER BIOMARKERS	15173589.1	Jun 23, 2006		1	OVA1
European Patent Office	Pending	PREDICTIVE MARKERS FOR OVARIAN CANCER	13170474.4	Jun 30, 2008		2	Correlogic

European Patent Office	Published	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	12749936.6	Feb 14, 2012		2	Correlogic
European Patent Office	Published	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	11835211.1	Oct 21, 2011		1	OVA1
France	Issued	BIOMARKERS FOR OVARIAN CANCER	06773938.3	Jun 23, 2006	8465929	3	ApoC1
France	Issued	BIOMARKERS FOR THE DETECTION OF EARLY STAGE OVARIAN CANCER	08843957.5	Oct 29, 2008	7395160	3	CTAP3, ApoA1, CA125, Transthyretin
Germany	Issued	BIOMARKERS FOR OVARIAN CANCER	06773938.3	Jun 23, 2006	8206934	3	ApoC1
Germany	Issued	BIOMARKERS FOR THE DETECTION OF EARLY STAGE OVARIAN CANCER	08843957.5	Oct 29, 2008	1262202	3	CTAP3, ApoA1, CA125, Transthyretin
Germany	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	1120120009908	Feb 14, 2012		2	Correlogic
Hong Kong	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	14108246.9	Aug 12, 2014		2	Correlogic
India	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	7669/CHENP/2013	Feb 14, 2012		2	Correlogic
India	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	3989/CHENP/2013	Oct 21, 2011		1	OVA1
India	Published	PREDICTIVE MARKERS FOR OVARIAN CANCER	00556/DELNP/2010	Jan 25, 2010		2	Correlogic
India	Published	PROCESS FOR DISCRIMINATING BETWEEN BIOLOGICAL STATES BASED ON HIDDEN PATTERNS FROM BIOLOGICAL DATA	3847/KOLNP/2009	Nov 5, 2009		4	Non-ovarian
Japan	Issued	PROCESS FOR DISCRIMINATING BETWEEN BIOLOGICAL STATES BASED ON HIDDEN PATTERNS FROM BIOLOGICAL DATA	2002-512687	Jul 18, 2001	6925389	4	Non-ovarian
Japan	Pending	BIOMARKERS FOR OVARIAN CANCER	2014-247178	Jun 23, 2006		1	OVA1

Japan	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	2013-535113	Oct 21, 2011		1	OVA1
Japan	Abandoned	BIOMARKERS FOR OVARIAN CANCER	2008-518478	Jun 23, 2006		3	Calgranulin C, Transthyretin
New Zealand	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	707493	Oct 21, 2011		1	OVA1
Republic of Korea	Published	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	10-2013-7025094	Feb 14, 2012		2	Correlogic
United Kingdom	Issued	BIOMARKERS FOR OVARIAN CANCER	06773938.3	Jun 23, 2006	2220506	3	ApoC1
United Kingdom	Issued	BIOMARKERS FOR THE DETECTION OF EARLY STAGE OVARIAN CANCER	08843957.5	Oct 29, 2008	8664358	3	CTAP3, ApoA1, CA125, Transthyretin
United Kingdom	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	13162227	Feb 14, 2012		2	Correlogic
United States of America	Issued	BIOMARKERS FOR OVARIAN CANCER	12/079,592	Mar 27, 2008	8221984	3	sMAP
United States of America	Issued	BIOMARKERS FOR OVARIAN CANCER	11/922,652	Dec 15, 2009	2220506	3	Calcyclin; Calgranulin C; Hepcidin
United States of America	Issued	HEURISTIC METHOD OF CLASSIFICATION	09/883,196	Jun 19, 2001	7761239	4	Non-ovarian
United States of America	Issued	HEURISTIC METHOD OF CLASSIFICATION	11/735,028	Apr 13, 2007	5246984	4	Non-ovarian
United States of America	Issued	METHOD OF DIAGNOSING BIOLOGICAL STATES THROUGH THE USE OF A CENTRALIZED, ADAPTIVE MODEL, AND REMOTE SAMPLE PROCESSING	11/008,784	Dec 10, 2004	7096206	4	Non-ovarian
United States of America	Issued	METHODS FOR DIAGNOSING OVARIAN CANCER	12/584,832	Sep 11, 2009	7499891	3	Protein C inhibitor
United States of America	Issued	PREDICTIVE MARKERS FOR OVARIAN CANCER	12/165,240	Jun 30, 2008	8664358	2	ApoA1, CA125, + non OVA1/2 marker

United States of America	Issued	PROCESS FOR DISCRIMINATING BETWEEN BIOLOGICAL STATES BASED ON HIDDEN PATTERNS FROM BIOLOGICAL DATA	09/906,661	Jul 18, 2001	6925389	4	Non-ovarian
United States of America	Issued	QUALITY ASSURANCE/QUALITY CONTROL FOR ELECTROSPRAY IONIZATION PROCESSES	10/628,136	Jul 28, 2003	7395160	4	Non-ovarian
United States of America	Issued	PREDICTIVE MARKERS FOR OVARIAN CANCER	14/172,237	Feb 4, 2014	92741118	2	Correlogic
United States of America	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	14/099,522	Dec 6, 2013		2	Correlogic
United States of America	Pending	BIOMARKERS FOR BREAST CANCER	11/917,766	Dec 28, 2009		4	Non-ovarian (Breast)
United States of America	Pending	BIOMARKERS FOR OVARIAN CANCER	13/916,421	Jun 12, 2013		2	HE4, B2M, CA125, Transferrin, Transthyretin
United States of America	Pending	BIOMARKERS FOR THE DETECTION OF EARLY STAGE OVARIAN CANCER	13/909,022	Jun 3, 2013		3	CTAP3, ApoA1, CA125, Transferrin, Transthyretin
United States of America	Pending	PREDICTIVE MARKERS AND BIOMARKER PANELS FOR OVARIAN CANCER	14/465,682	Aug 21, 2014		2	Correlogic
United States of America	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	14/073,668	Nov 6, 2013		1	OVA1
United States of America	Published	OVARIAN CANCER BIOMARKERS	11/922,621	Apr 13, 2010		1	OVA1
United States of America	Published	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	12/422,530	Apr 13, 2009		1	OVA1

In addition to the above described patents, machinery and equipment, all other machinery and equipment purchased and to be purchased with the proceeds of the Loan from the Secured Party to the Debtor shall also be included as collateral for purposes of this Security Agreement.

Schedule B

LIENS AND ENCUMBRANCES

NONE

Schedule C

COLLATERAL LOCATION

CORPORATION NAME: VERMILLION, INC.

TRADE NAME(S):  NONE

CHIEF EXECUTIVE OFFICE LOCATION: 12117 BEE CAVES ROAD, BUILDING III, SUITE 100, AUSTIN TX 78738

PLACE(S) OF BUSINESS:

12117 BEE CAVES ROAD, BUILDING III, SUITE 100, AUSTIN TX 78738

35 NUTMEG DRIVE, SUITE 260, TRUMBULL, CT 06611

LOCATION(S) OF COLLATERAL OR RECORDS RELATING TO COLLATERAL: 35 NUTMEG DRIVE, SUITE 260, TRUMBULL, CT 06611